Supplement dated October 17, 2018 to the Prospectus dated May 1, 2018 for the
Pacific Choice Variable Annuity, Pacific Navigator, Pacific Value Select, Pacific Journey Select, and Pacific Odyssey
variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the variable annuity prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the applicable prospectus. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing in the variable annuity product name under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide the Annual Charge, Annual Credit, and Withdrawal Percentages for the Core Protect Plus Rider (Single) or (Joint) during the dates outlined below. This Supplement replaces and supercedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the Core Protect Plus Rider (Single) or (Joint), see the OTHER OPTIONAL RIDERS – Core Protect Plus (Single) or Core Protect Plus (Joint) section in the Prospectus.

The percentages below apply for applications signed between November 1, 2018 and November 30, 2018.

The Annual Charge, Annual Credit, and Withdrawal Percentages may be different than those listed below for applications signed after November 30, 2018. Please work with your financial advisor, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current Annual Charge, Annual Credit, and Withdrawal Percentages.

The applicable Annual Charge, Annual Credit, and Withdrawal Percentages for the current period are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.20%	7%	5%
Core Protect Plus (Joint)	1.35%	7%	4.5%

In order for you to receive the Annual Charge, Annual Credit, and Withdrawal Percentages reflected above, your application must be signed within the time period referenced above, your application must be received, In Proper Form, within 14 calendar days after the end of the period, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the end of the period. Once the Rider is issued, your Annual Charge, Annual Credit, and Withdrawal Percentages will not change as long as you own the Rider (even if an automatic reset occurs as described in the Automatic Reset subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 90 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

• If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

• If the Withdrawal Percentage increased, you will receive the higher percentage in effect on the issue date.

• If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or Withdrawal Percentages decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, or you elect to purchase a Rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial advisor, or call us to confirm the percentages applicable to you.

Please work with your financial advisor or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. NYRSP1118